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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 Date of report
              (Date of earliest event reported) September 27, 2006

                Bear Stearns Commercial Mortgage Securities Inc.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                               333-130789               13-3411414
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(State or Other Jurisdiction          (Commission           (IRS Employer
of Incorporation)                     File Number)          Identification No.)

383 Madison Avenue, New York, NY                                   10179
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(Address of Principal Executive Offices)                         (Zip Code)
Registrant's telephone number, including area code (212) 272-2000

          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Section 8  Other Events

Item 8.01. Other Events

      On September 27, 2006, a single series of certificates, entitled Bear
Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through
Certificates, Series 2006-PWR13 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, entered into by and among Bear Stearns
Commercial Mortgage Securities Inc. (the "Registrant"), Prudential Asset
Resources, Inc. as a Master Servicer, Wells Fargo Bank, National Association as
a Master Servicer, as Certificate Administrator and as Tax Administrator, ARCap
Servicing, Inc. as General Special Servicer and LaSalle Bank National
Association as Trustee. Certain classes of the Certificates (the "Underwritten
Certificates") were registered under the Registrant's registration statement on
Form S-3 (no. 333-130789) and sold to Bear, Stearns & Co. Inc., ("BSCI") and
Morgan Stanley & Co. Incorporated ("MSCI", and together with BSCI, the
"Underwriters") pursuant to an underwriting agreement (the "Underwriting
Agreement") entered into by and between the Registrant and the Underwriters.

      On September 27, 2006, in connection with the Pooling and Servicing
Agreement, Wells Fargo, as a Master Servicer, entered into a Primary Servicing
Agreement, dated as of September 1, 2006 (the "Principal Primary Servicing
Agreement"), by and between Wells Fargo, as Master Servicer, and Principal
Global Investors, LLC, as primary servicer.

      On September 27, 2006, in connection with the Pooling and Servicing
Agreement, Wells Fargo, as a Master Servicer, entered into a Primary Servicing
Agreement, dated as of September 1, 2006 (the "Nationwide Primary Servicing
Agreement"), by and between Wells Fargo, as Master Servicer, and Nationwide Life
Insurance Company, as primary servicer.

      On September 27, 2006, Bear Stearns Commercial Mortgage Securities Inc.
(the "Company") entered into (a) a Mortgage Loan Purchase Agreement, dated as of
September 13, 2006, by and between the Company, as purchaser, and Prudential
Mortgage Capital Funding, LLC, (b) a Mortgage Loan Purchase Agreement, dated as of September 13, 2006, by and between the Company, as purchaser, and Bear
Stearns Commercial Mortgage, Inc., (c) a Mortgage Loan Purchase Agreement, dated as of September 13, 2006, by and between the Company, as purchaser, and Wells
Fargo bank, National Association, (d) a Mortgage Loan Purchase Agreement, dated as of September 13, 2006, by and between the Company, as purchaser, and
Principal Commercial Funding II, LLC, (e) a Mortgage Loan Purchase Agreement,
dated as of September 13, 2006, by and between the Company, as purchaser, and
Principal Commercial Funding, LLC and (f) a Mortgage Loan Purchase Agreement,
dated as of September 13, 2006, by and between the Company, as purchaser, and
Nationwide Life Insurance Company, each in connection with the Company's
Commercial Mortgage Pass-Through Certificates, Series 2006-PWR13.

      On September 27, 2006, the following classes of certificates in the following amounts were sold by the registrant to Bear, Stearns & Co. Inc. and
Morgan Stanley & Co. Incorporated, as initial purchasers, in a private placement in reliance on Section 4(2) of the Securities Act of 1933:

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                                                 INITIAL AGGREGATE PRINCIPAL
                                             AMOUNT/NOTIONAL AMOUNT OF CLASS OR
CLASS                                          PERCENTAGE INTEREST TRANSFERRED
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X-1                                                    $2,906,717,979
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X-2                                                    $2,832,319,000
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B                                                      $   65,401,000
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C                                                      $   29,068,000
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D                                                      $   39,967,000
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E                                                      $   29,067,000
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F                                                      $   32,701,000
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G                                                      $   32,700,000
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H                                                      $   29,068,000
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J                                                      $   18,167,000
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K                                                      $    3,633,000
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L                                                      $   10,900,000
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M                                                      $    7,267,000
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N                                                      $    7,267,000
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O                                                      $    7,267,000
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P                                                      $   36,333,989
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R                                                           100%
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V                                                           100%
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      The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Prudential Mortgage Capital Funding,
LLC, Bear Stearns Commercial Mortgage, Inc., Wells Fargo Bank, National
Association, Principal Commercial Funding II, LLC, Principal Commercial Funding,
LLC and Nationwide Life Insurance Company.

Section 9  Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Exhibits:

Exhibit No.   Description

5.1           Legality Opinion of Cadwalader, Wickersham & Taft LLP.

8.1           Tax Opinion of Cadwalader, Wickersham & Taft LLP (included in
              Exhibit 5.1).

23.1          Consent of Cadwalader, Wickersham & Taft LLP (included in Exhibits
              5.1 and 8.1).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 27, 2006

                                        BEAR STEARNS COMMERCIAL MORTGAGE
                                        SECURITIES INC.

                                             By:  /s/ Richard A. Ruffer, Jr.
                                                  --------------------------
                                             Name:  Richard A. Ruffer, Jr.
                                             Title: Vice President

                                  EXHIBIT INDEX

               The following exhibits are filed herewith:

Exhibit No.

5.1            Legality Opinion of Cadwalader, Wickersham & Taft LLP.

8.1            Tax Opinion of Cadwalader, Wickersham & Taft LLP (included in
               Exhibit 5.1).

23.1           Consent of Cadwalader, Wickersham & Taft LLP (included in
               Exhibits 5.1 and 8.1).